                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2003


                          Discover Card Master Trust I
                          ----------------------------
               (Exact name of registrant as specified in charter)



  Delaware                   0-23108                    51-0020270
-------------             ------------              -------------------
 (State of                (Commission                (IRS Employer
Organization)             File Number)              Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                 19720
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable

Item 5.   Other Events

                  Series 2003-3. On March 25, 2003, $900,000,000 aggregate
principal amount of Series 2003-3 Floating Rate Class A Credit Card Pass-Through Certificates and $47,369,000 aggregate principal amount of Series 2003-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of March 25, 2003, for Series 2003-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.      Exhibits

Exhibit 1.1            Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities
                       Inc., RBC Dominion Securities Corporation, Credit Lyonnais Securities (USA) Inc., Commerzbank
                       Capital Markets Corp., Danske Securities (US), Inc. and HSBC Securities (USA) Inc. dated March
                       25, 2003.

Exhibit 4.1            Series Supplement with respect to Series 2003-3 between Discover Bank as Master Servicer,
                       Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A
                       Certificate and a form of Class B Certificate, dated as of March 25, 2003.


Exhibit 4.2            Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as
                       Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit
                       Enhancement Provider, dated as of March 25, 2003.


Exhibit 4.3            Letter of Representations between U.S. Bank National Association as Trustee and The Depository
                       Trust Company with respect to Discover Card Master Trust I, Series 2003-3, dated as of March 25,
                       2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Discover Card Master Trust I
                                     (Registrant)


                                     By: Discover Bank
                                         (Originator of the Trust)



Date:  March 25, 2003                    By: /s/ Michael F. Rickert
                                             --------------------------------
                                             Michael F. Rickert
                                             Vice President, Chief Accounting
                                              Officer and Treasurer

                                INDEX TO EXHIBITS


Exhibit 1.1            Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities
                       Inc., RBC Dominion Securities Corporation, Credit Lyonnais Securities (USA) Inc., Commerzbank
                       Capital Markets Corp., Danske Securities (US), Inc. and HSBC Securities (USA) Inc. dated March
                       25, 2003.

Exhibit 4.1            Series Supplement with respect to Series 2003-3 between Discover Bank as Master Servicer,
                       Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A
                       Certificate and a form of Class B Certificate, dated as of March 25, 2003.


Exhibit 4.2            Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as
                       Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit
                       Enhancement Provider, dated as of March 25, 2003.


Exhibit 4.3            Letter of Representations between U.S. Bank National Association as Trustee and The Depository
                       Trust Company with respect to Discover Card Master Trust I, Series 2003-3, dated as of March 25,
                       2003.